Exhibit 99.4

Frequently Asked Questions

Deal Rationale:

What is being announced today?

Aon and Willis Towers Watson are combining, jointly announcing a definitive agreement to combine in an all-stock merger.

Why are Aon and Willis Towers Watson combining?

Aon and Willis Towers Watson are two successful organizations, each with a proud history, expert and dedicated colleagues and powerful capabilities. Considering the evolving needs of clients, the combination provides an opportunity to create value in even more distinctive ways. The teams, capabilities and resources of the combined firm will be better in increasing innovation and delivering better value than traditional competitors.

How does this combination advance the growth strategies of both organizations?

The combination of Aon and Willis Towers Watson embraces the growth strategies of both organizations and creates opportunities to better serve our clients in the areas of risk, retirement and health. This combination accelerates the individual journeys of each organization and will provide our combined teams the opportunity to scale innovation more quickly and deliver more value than traditional competitors.

The combined enterprise will benefit with teams that have a shared appreciation for the importance of colleague development and the effectiveness of a one-firm growth strategy.

What benefits does the combined firm offer for clients?

The combined organization is better positioned to address unmet client need because of investments we’ve been making in technology-enabled analytics platforms and a deep bench of subject matter expertise.

What are the terms of the transaction?

Under the terms of the agreement approved by the Boards of Directors of both companies, Willis Towers Watson shareholders will receive a fixed exchange ratio of 1.08 shares of Aon common stock for each share of Willis Towers Watson stock, and Aon shareholders will continue to own the same number of shares of common stock in the combined company as they do immediately prior to the closing. Upon completion of the merger, existing Aon shareholders will own approximately 63% and existing Willis Towers Watson shareholders will own approximately 37% of the combined company on a fully diluted basis.

Does the transaction require shareholder approval?

Yes. The transaction is subject to the approval of the shareholders of both firms, as well as other customary closing conditions, including required regulatory approvals.

Who will be on the new leadership team?

The combined firm will be led by Greg Case, CEO, and Christa Davies CFO.

John Haley will take on the role of Executive Chairman with a focus on growth and innovation strategy.

The combined firm will have a highly experienced and proved leadership team that reflects the complementary strengths and capabilities of both organizations.

When will we learn more about details of the combined management team?

The combined firm will benefit from a highly experienced and proven leadership team that reflects an appropriate balance and complementary strengths of both organizations. Details about the future structure and leadership of the combined company will be shared in the next 90 days.

When is the transaction expected to close?

The transaction is subject to the approval of the shareholders of both firms, and also will require regulatory approvals. It’s expected to close in the first half of 2021.

What happens if the combination does not go through?

We fully expect that the combination will go through as planned, subject to obtaining all required regulatory and shareholder approvals. Unless and until the deal is closed, Aon and Willis Towers Watson must act as separate and independent companies; where the two organizations compete today, we must continue to compete. If the deal does not close, then, Aon and Willis Towers Watson will continue to operate separately and independently.

Clients:

What should I tell clients that ask about what this transaction means for them?

Clients should know that initially nothing will change. Colleagues at both firms will remain focused on serving them with excellence, responsiveness and dedication. After the firms are officially combined, clients can expect to engage with a firm even better equipped to understand their needs and accelerate innovation on their behalf. With substantial investments in technology-enabled analytics platforms, and an even deeper bench of subject matter expertise, the combined firm will be able to support clients with a wide range of opportunities and challenges.

What will the combined company be called?

The combined company will be called Aon. Both organizations are coming together with great respect and appreciation for each other’s history, culture and achievements. We will seek to highlight the best of both companies as we work together in building a combined brand.

What are the go-to-market plans following the close of the transaction?

The combined company will go to market as Aon and will continue to follow Aon’s regional approach to bring integrated solutions and the best of the combined firm to clients globally (through our Delivering Aon United program).

What do I do if I have a common client with the other company?

Until the transaction closes, we will continue to operate as independent companies and that separation must be maintained. You should not share any information about our clients or other business relationships with anyone from the other company during this time. Please refer to the Protocols and Guidelines document for additional details.

Will clients see any immediate changes in their point of contact or team?

Until the transaction closes, clients will not see any changes in their point of contact or team.

Colleagues:

What does this transaction mean for colleagues?

As part a combined firm, colleagues will find that their opportunities become even more compelling. Colleagues will find new opportunities for growth, development and exposure with leading organizations around the world in guiding and assisting them with the challenges they face across risk, retirement and health. They will be able to team with leading experts in developing innovative approaches and new capabilities in emerging areas such as cyber and intellectual property. And they will be able to take pride in contributing to a firm that is known for serving clients with distinction, while also creating positive impact that affects individuals and communities around the world.

Will there be job cuts (another restructuring program) as a result of this transaction?

This announcement marks only the start of a what is anticipated to be a three-year integration period following the close of the transaction. An integration team will be forming soon to determine how to best optimize the operating model and infrastructure of the combined firm.

Will I have a position in the new firm?

Currently, no decisions have been made with regard to changes to roles or job titles. As part of the integration planning process, there will be merger integration teams created for the various business lines, geographic regions and corporate functions. These teams will be responsible for planning the new units and defining appropriate resource levels.

Until we can meet with our counterparts, we do not know what our exact needs will be. The teams will be working to provide answers to questions like these as quickly as reasonably possible and will communicate additional information in the future.

Does this impact our recent announcement to move to a regional operating model?

No. Aon will continue to implement and move toward its regional model. The regional model remains a key component of executing against the Aon United Blueprint.

Will our solution lines change once the combination is complete?

Aon and Willis Towers Watson will continue to be managed and report financial results using their current structures until the deal closes. We have not yet made a decision on how we will be structured post close.

Will there be any immediate changes to our business today?

No, we will continue to operate as two separate companies until this transaction closes.

How should colleagues from both firms interact with each other beginning today?

We’re very excited for what the combination of Aon and Willis Towers Watson will mean for the industry, our client and our colleagues. As we work through final approvals, we will continue to operate as two separate organizations. For example, we will continue to compete against each other in the marketplace. Once we close the deal, we will be able to work together as one company. More details will be shared as appropriate.

Will we maintain our operational headquarters in the UK?

Yes. Our parent company will be domiciled in Ireland.

What will happen to other locations around the world?

Once the firms combine, we will look at our global real estate locations and make decisions on how to best optimize our footprint to meet client needs, create engaging and collaborate workspace for colleagues and capitalize benefits of scale.

What should we say if markets/partners/vendors ask us what this means?

Our carriers, insurers and channel partners should know that initially nothing will change. We are committed to continue working with our partner across our businesses. At this time, there will be no changes in any aspect of our relationship.

Will our existing benefit programs be impacted by the combination?

There will be no immediate impact while the companies operate as separate entities.

As part of the integration planning process, a team will determine any changes to the compensation and benefits program. Until we can meet with our counterparts on this topic, we do not know what our exact needs will be. The team will be working to provide answers to questions like these as quickly as reasonably possible and will communicate additional information in the future.

Who should I go to if I have questions?

Please speak to your immediate manager if you have specific questions. Leadership is committed to collecting feedback and addressing what is on the minds of colleagues in the coming weeks.

NO OFFER OR SOLICITATION

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Any securities issued as a result of the proposed combination by means of a scheme of arrangement are anticipated to be issued in reliance upon the exemption from the registration requirements of the U.S. Securities Act pursuant to the exemption from registration set forth in Section 3(a)(10) thereof. Subject to the provisions of the Business Combination Agreement and with the Irish Takeover Panel’s consent, the proposed combination will be implemented solely by means of the Scheme documentation, which will contain the full terms and conditions of the proposed combination, including details of how Aon Ireland and WTW shareholders may vote in respect of the proposed combination.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

Aon Ireland and WTW will prepare a joint proxy statement (which will contain the Scheme documentation) to be distributed to Aon Ireland shareholders and WTW shareholders, containing further information relating to the implementation of the proposed combination, the full terms and conditions of the Scheme, notices of the Aon Ireland and the WTW shareholders meetings and information on the Class A ordinary shares of Aon Ireland to be issued under the proposed combination. The joint proxy statement will be filed with the Securities and Exchange Commission (the “SEC”). This document, if and when filed, as well as Aon UK’s, Aon Ireland’s and WTW’s other public filings with the SEC, may be obtained without charge at the SEC’s website at www.sec.gov and, in the case of Aon UK’s and Aon Ireland’s filings, at Aon UK’s website at ir.aon.com, and in the case of WTW’s filings, at WTW’s website at investors.willistowerswatson.com. BEFORE MAKING ANY VOTING DECISION, HOLDERS OF AON UK, AON IRELAND AND/OR WTW SECURITIES ARE URGED TO READ THOSE FILINGS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED COMBINATION, INCLUDING ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED COMBINATION AND THE PARTIES TO THE PROPOSED

COMBINATION. Any vote in respect of resolutions to be proposed at the WTW shareholders meetings to approve the proposed combination, the Scheme or related matters, or other responses in relation to the proposed combination, should be made only on the basis of the information contained in the joint proxy statement (including the Scheme documentation). Similarly, any vote in respect of resolutions to be proposed at the Aon Ireland shareholders meeting to approve the issuance of Class A ordinary shares of Aon Ireland under the proposed combination should be made only on the basis of the information contained in the joint proxy statement (including the Scheme documentation).

PARTICIPANTS IN THE SOLICITATION

Aon UK, Aon Ireland, WTW and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed combination. Information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of shareholders, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the joint proxy statement. Additional information about Aon UK’s directors and executive officers is contained in Aon UK’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 14, 2020, and its Proxy Statement on Schedule 14A, dated and filed with the SEC on April 26, 2019. Additional information about WTW’s directors and executive officers is contained in WTW’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 26, 2020, and its Proxy Statement on Schedule 14A, dated and filed with the SEC on April 3, 2019.

FORWARD-LOOKING STATEMENTS

This communication contains certain statements that are forward-looking, as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations of management about future events. Forward-looking statements can often, but not always, be identified by the use of words such as “plans,” “expects,” “is subject to,” “budget,” “scheduled,” “estimates,” “forecasts,” “potential,” “continue,” “intends,” “anticipates,” “believes” or variations of such words, and statements that certain actions, events or results “may,” “could,” “should,” “would,” “might” or “will” be taken, occur or be achieved. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to be correct. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by the forward-looking statements. Such factors include, but are not limited to, the possibility that the proposed combination will not be consummated, failure to obtain necessary shareholder or regulatory approvals or to satisfy any of the other conditions to the proposed combination, adverse effects on the market price of Aon UK, Aon Ireland and/or WTW securities and on Aon UK’s, Aon Ireland’s and/or WTW’s operating results for any reason, including, without limitation, because of the failure to consummate the proposed combination, the failure to realize the expected benefits of the proposed combination (including anticipated revenue and growth synergies), the failure to effectively integrate the combined companies following consummation of the proposed combination, negative effects of an announcement of the proposed combination, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws, regulations, rates and policies, future business acquisitions or disposals, or any announcement relating to the consummation of or failure to consummate the proposed combination on the market price of Aon UK, Aon Ireland and/or WTW securities, significant transaction and integration costs or difficulties in connection with the proposed combination and/or unknown or inestimable liabilities, potential litigation associated with the proposed combination, the potential impact of the announcement or consummation of the proposed combination on relationships, including with suppliers, customers, employees and regulators, and general economic, business and political conditions (including any epidemic, pandemic or disease outbreak) that affect the combined companies following the consummation of the proposed combination. The factors identified above are not exhaustive. Aon UK, Aon Ireland, WTW and their subsidiaries operate in a dynamic business environment in which new risks may emerge frequently. Other unknown or unpredictable factors could also cause actual results and developments to differ materially from those expressed or implied by the forward-looking statements. Forward-looking statements should therefore be construed in the light of such factors. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. Further information concerning Aon UK and its businesses, including economic, competitive, governmental, regulatory, technological and other factors that could materially affect Aon UK’s results of operations and financial condition (and which shall apply equally to Aon Ireland following the effective date of the reorganization of Aon UK as described in Aon UK’s Proxy Statement on Schedule 14A, dated and filed with the SEC on December 20, 2019), is contained in Aon UK’s filings with the SEC. See Aon UK’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 14, 2020, and additional documents filed by Aon UK and/or Aon Ireland with the SEC for a further discussion of these and other risks and uncertainties applicable to Aon UK’s and Aon Ireland’s businesses. Further information concerning WTW and its businesses, including economic, competitive, governmental, regulatory, technological and other factors that could materially affect WTW’s results of operations and financial condition, is contained in WTW’s filings with the SEC. See WTW’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 26, 2020, and additional documents filed by WTW with the SEC for a further discussion of these and other risks and uncertainties applicable to WTW’s businesses. Any forward-looking statements in this communication are based upon information available as of the date of this communication which, while believed to be true when made, may ultimately prove to be incorrect. Other than in accordance with legal or regulatory obligations, none of Aon UK, Aon Ireland or WTW is under any obligation, and each expressly disclaims any intention or obligation, to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. All subsequent written and oral forward-looking statements attributable to Aon UK, Aon Ireland, WTW and/or any person acting on behalf of any of them are expressly qualified in their entirety by the foregoing.

STATEMENT REQUIRED BY THE IRISH TAKEOVER RULES

The directors of Aon UK accept responsibility for the information contained in this communication relating to Aon UK, the directors of Aon UK and members of their immediate families, related trusts and persons connected with them, except for the statements made by WTW in respect of Aon UK or Aon Ireland. To the best of the knowledge and belief of the directors of Aon UK (who have taken all reasonable care to ensure such is the case), the information contained in this communication for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

The directors of WTW accept responsibility for the information contained in this communication relating to WTW and the directors of WTW and members of their immediate families, related trusts and persons connected with them, except for the statements made by Aon UK in respect of WTW. To the best of the knowledge and belief of the directors of WTW (who have taken all reasonable care to ensure such is the case), the information contained in this communication for which they respectively accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

DEALING DISCLOSURE REQUIREMENTS

Under the provisions of Rule 8.3 of the Irish Takeover Panel Act, 1997, Irish Takeover Rules, 2013 (the “Irish Takeover Rules”), if, during an “offer period,” any person is, or becomes “interested” (directly or indirectly) in 1 per cent. or more of any class of “relevant securities” of Aon UK, Aon Ireland or WTW, all “dealings” in any “relevant securities” of Aon UK, Aon Ireland or WTW (including by means of an option in respect of, or a derivative referenced to, any such relevant securities) must be publicly disclosed by no later than 3.30pm (Eastern time) in respect of the relevant securities of Aon UK, Aon Ireland and WTW on the business day following the date of the relevant transaction. The requirement will continue until this offer period ends. If two or more persons co-operate on the basis of any agreement, either express or tacit, either oral or written, to acquire an interest in relevant securities of Aon UK, Aon Ireland or WTW, they will be deemed to be a single person for the purposes of Rule 8.3 of the Irish Takeover Rules. Under Rule 8.1 of the Irish Takeover Rules, all dealings in relevant securities of WTW by Aon UK or Aon Ireland, or relevant securities of Aon UK or Aon Ireland by WTW, or by any party acting in concert with either of them must also be disclosed by no later than 12 noon (Eastern time) in respect of the relevant securities of Aon UK, Aon Ireland and WTW on the business day following the date of the relevant transaction. Interests in securities arise, in summary, when a person has a long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an interest by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities. Terms used in this paragraph should be read in light of the meanings given to those terms in the Irish Takeover Rules. If you are in any doubt as to whether or not you are required to disclose dealings under Rule 8 of the Irish Takeover Rules, consult with the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel by telephone on +353 1 678 9020.